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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 20, 2006

                AmeriCredit Automobile Receivables Trust 2006-A-F
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                AFS Funding Trust
                                -----------------
              (Exact name of depositor as specified in its charter)

                      AmeriCredit Financial Services, Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)


Delaware                               333-130439-03            20-5157988
--------                               -------------            ----------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)

c/o AmeriCredit Financial Services, Inc.                            76102
    Attention: J. Michael May, Esq.                                 -----
    801 Cherry Street, Suite 3900                                 (Zip Code)
    Fort Worth, Texas
    (Address of Principal Executive Offices)

       Registrant's telephone number including area code - (817) 302-7000
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

         AFS Funding Trust ("AFS Funding"), as depositor, and AmeriCredit Financial Services, Inc. ("AmeriCredit"), as sponsor, have caused a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2006-A-F (the "Issuing Entity"), to issue $204,000,000 Class A-1 5.5048% Asset Backed Notes, $394,000,000 Class A-2 5.61% Asset Backed Notes, $412,000,000 Class A-3 5.56%
Asset Backed Notes and $340,000,000 Class A-4 5.64% Asset Backed Notes (collectively, the "Notes") and an Asset Backed Certificate (the "Certificate"), on July 20, 2006 (the "Closing Date"). The Notes are registered under the Registration Statement filed by AFS Funding with the Securities and Exchange Commission under the file number 333-130439-01.

         This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified validity and tax opinions at the time of each takedown from the Registration Statement. Copies of the validity and tax opinions delivered by Dewey Ballantine LLP, counsel to the Registrants, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         5.1      Opinion of Dewey Ballantine LLP with respect to validity.

         8.1      Opinion of Dewey Ballantine LLP with respect to tax matters.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICREDIT AUTOMOBILE RECEIVABLES
                           TRUST 2006-A-F

                           By: AmeriCredit Financial Services, Inc., as Servicer


                               By: /s/ J. Michael May
                                   --------------------------------
                               Name:   J. Michael May
                               Title:  Senior Vice President, Chief Legal
                                       Officer and Secretary

Dated: July 20, 2006


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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

5.1              Opinion of Dewey Ballantine LLP with respect to validity.

8.1              Opinion of Dewey Ballantine LLP with respect to tax matters.


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